UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2017

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

(310) 735-0092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 11, 2017, U.S. Auto Parts Network, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 38,427,368 shares of the Company’s common stock and series A convertible preferred stock were entitled to vote as of May 11, 2017, the record date for the Annual Meeting. There were 28,446,045 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on four proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated April 6, 2017 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors

The stockholders elected three Class II directors to serve a three-year term, until the Company’s 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non- Votes
Joshua L. Berman	20,630,137	3,342,220	4,473,688
Sol Khazani	22,927,525	1,044,832	4,473,688
Robert J. Majteles	20,631,418	3,340,939	4,473,688

Proposal No. 2 – Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of RSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
20,061,082	29,484	6,300	–

Proposal No. 3 – Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

For	Against	Abstaining	Broker Non-Votes
15,438,316	107,667	77,195	4,473,688

Proposal No. 4 – Advisory Vote on the Frequency of the Future Advisory Votes Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote on the frequency of the advisory vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

1 Year	2 Years	3 Years	Abstaining
9,166,022	31,030	6,353,126	73,000

Board Decision on Frequency of Say-on-Pay

Based on these results, and consistent with the recommendation of our Board of Directors, the Company will conduct future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers every three years.

Item 7.01.                                        Regulation FD Disclosure.

The Company will be speaking and meeting with certain analysts, investors and others in one-on-one meetings regarding the Company.  The information to be disclosed during these meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 and in Item 9.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)                Exhibits.

Exhibit No.	Description

99.1	Presentation of U.S. Auto Parts Network, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Auto Parts Network, Inc.

Dated: May 12, 2017	By:	/s/ Neil Watanabe
	Name:	Neil Watanabe
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of U.S. Auto Parts Network, Inc.